                                                                 EXHIBIT (a)(21)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about any action you should take, you are recommended to seek advice from your own appropriately authorized independent financial adviser.

N M Rothschild & Sons Limited ("Rothschilds") is acting for Atlantic Richfield Company ("ARCO") and ARCO Irish Holdings Inc. ("ARCO Irish Holdings") in relation to the Final Offer and no one else, and will not be responsible to anyone other than ARCO and ARCO Irish Holdings for providing the protection afforded to customers of Rothschilds nor for providing advice in relation to the Final Offer. Rothschilds is acting through Rothschild Inc. for the purpose of making the Final Offer in the United States.

If you have sold or otherwise transferred all your American Depositary Shares ("Aran ADSs") of Aran Energy plc ("Aran"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

This Revised Notice should be read in conjunction with the offer document dated August 25th, 1995 (the "Original Offer Document") and the accompanying final offer document dated October 9, 1995 (together with the disclosure document dated October 9, 1995, the "Final Offer Document"). The definitions used in the Original Offer Document and Final Offer Document also apply, where the context requires, in this Revised Notice.

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                     REVISED NOTICE OF GUARANTEED DELIVERY

                                      FOR

         ACCEPTANCE OF THE FINAL OFFER FOR AMERICAN DEPOSITARY SHARES

                                      OF

                                ARAN ENERGY plc

          PURSUANT TO THE FINAL OFFER DOCUMENT DATED OCTOBER 9, 1995

                                      BY

                         N M ROTHSCHILD & SONS LIMITED

                                 ON BEHALF OF

                           ARCO IRISH HOLDINGS INC.

                      (A WHOLLY OWNED SUBSIDIARY OF ARCO)

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As set forth in "Acceptance Procedures for Holders of Aran ADSs" in Part B of
Appendix 1 to the Original Offer Document, as amended, as applicable, by the Final Offer Document, this form or one substantially equivalent hereto must be used for acceptance of the Final Offer in respect of Aran ADSs, if Aran American Depositary Receipts evidencing Aran ADSs ("Aran ADRs") are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Final Offer. Such form may be delivered by hand or transmitted by facsimile transmission or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution in the form set out herein. However, receipt of a Revised Notice of Guaranteed Delivery or a Notice of Guaranteed Delivery accompanying the Original Offer Document will not be treated as a valid acceptance for the purpose of satisfying the Acceptance Condition of the Final Offer. See "Acceptance Procedures for Holders of Aran ADSs--Guaranteed delivery procedures" in Part B of Appendix 1 to the Original Offer Document, as amended, as applicable, by the Final Offer Document.

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                  TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                 US DEPOSITARY

      By Mail:            By Facsimile Transmission         By Hand or Overnight
                      (for Eligible Institutions only):           Delivery:


     Suite 4660          Fax: (201) 222-4720 or 4721              Suite 4680
    P.O. Box 2559        Confirm Receipt of Notice of           14 Wall Street
Jersey City, NJ 07303        Guaranteed Delivery                 Eighth Floor
                                by Telephone:                 New York, NY 10005
                               (201) 222-4707



                             For Information call:

                          (800) 659-6111 (Toll Free)
                                      or
                                (201) 324-0137

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OR TELEX NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Revised Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instruction thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Revised Letter of Transmittal.

ACCEPTANCE OF THE FINAL OFFER IN RESPECT OF ARAN SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ARAN ADSs) MAY NOT BE MADE WITH THIS FORM AND PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES. IF YOU HOLD ARAN SHARES THAT ARE NOT REPRESENTED BY ARAN ADSs, YOU CAN OBTAIN A FORM OF ACCEPTANCE FOR ACCEPTING THE FINAL OFFER IN RESPECT OF THOSE ARAN SHARES FROM THE IRISH RECEIVING AGENT, THE UK RECEIVING AGENT OR THE US DEPOSITARY. SEE INSTRUCTION 13 OF THE REVISED LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby accepts the Final Offer in respect of Aran ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedures set out in "Acceptance Procedures for Holders of Aran ADSs--Guaranteed delivery procedures" in Part B of Appendix 1 to the Original Offer Document, as amended, as applicable, by the Final Offer Document.

THE UNDERSIGNED UNDERSTANDS THAT THE ACCEPTANCE OF THE FINAL OFFER IN RESPECT OF ARAN ADSs PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION. SEE "ACCEPTANCE PROCEDURES FOR HOLDERS OF ARAN ADSs--GUARANTEED DELIVERY PROCEDURES" IN PART B OF APPENDIX 1 TO THE ORIGINAL OFFER DOCUMENT, AS AMENDED, AS APPLICABLE, BY THE FINAL OFFER DOCUMENT. TO BE COUNTED TOWARDS SATISFACTION OF THIS CONDITION, THE ARAN ADRs EVIDENCING SUCH ARAN ADSs MUST BE RECEIVED BY THE US DEPOSITARY OR, IF APPLICABLE, TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH ARAN ADSs INTO THE US DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY PURSUANT TO THE PROCEDURES SET OUT IN "ACCEPTANCE PROCEDURES FOR HOLDERS OF ARAN ADSs--BOOK ENTRY TRANSFER FACILITIES" IN PART B OF APPENDIX 1 TO THE ORIGINAL OFFER DOCUMENT, AS AMENDED, AS APPLICABLE, BY THE FINAL OFFER DOCUMENT, MUST BE RECEIVED BY THE US DEPOSITARY, TOGETHER WITH A DULY EXECUTED REVISED LETTER OF TRANSMITTAL OR LETTER OF TRANSMITTAL ACCOMPANYING THE ORIGINAL OFFER DOCUMENT (OR FACSIMILE THEREOF) WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS.

Number of Aran ADSs: ________________    Name of Record Holder(s): ___________

Aran ADR No.(s) (if available): _____    _____________________________________

_____________________________________    _____________________________________
                                                (Please type or print)

_____________________________________    Address: ____________________________

If Aran ADSs will be tendered by         _____________________________________
book-entry transfer, check one box:

                                         Area Code and Tel. No.: _____________
[_] The Depositary Trust Company
                                         Signature(s): _______________________
[_] Midwest Securities Trust Company
                                         _____________________________________
[_] Philadelphia Depositary Trust
    Company
                                         _____________________________________

Account Number: _____________________    Dated: ______________________________

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the Aran ADRs representing the Aran ADSs with respect to which the Final Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Aran ADSs into the US Depositary's account at The Depositary Trust Company, the Midwest Securities Trust Company or the Philadelphia Depositary Trust Company, in any such case together with a properly completed and duly executed Revised Letter of Transmittal or Letter of Transmittal accompanying the Original Offer Document (or manually signed facsimiles thereof), with any required signature guarantees and any other required documents, all within three NASDAQ trading days after the date hereof.

  The Eligible Institution that completes this form must communicate the guarantee to the US Depositary and must deliver the Revised Letter of Transmittal or the Letter of Transmittal accompanying the Original Offer Document and Aran ADRs to the US Depositary within the time periods shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Number of Firm, Agent or Trustee: ___    _____________________________________
                                                (Authorized Signature)

_____________________________________    Name: _______________________________
                                                (Please type or print)

Address: ____________________________    Title: ______________________________
                           (Zip Code)

Area Code and Tel. No.: _____________    Dated: ______________________________

NOTE: DO NOT SEND ARAN ADRs WITH THIS FORM; ARAN ADRs SHOULD BE SENT WITH YOUR
      REVISED LETTER OF TRANSMITTAL OR THE LETTER OF TRANSMITTAL ACCOMPANYING THE ORIGINAL OFFER DOCUMENT